Exhibit 10.4

                         CASS INFORMATION SYSTEMS, INC.
                        2007 OMNIBUS INCENTIVE STOCK PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT
                             [STOCK SETTLEMENT FORM]

Participant Name...........................................................
Date of Grant..............................................................
Grant Price ("Grant Price") per Stock Appreciation Right...................
Number of Share equivalents subject to this Award..........................
Expiration Date............................................................

We are pleased to inform you that, as an employee or director of Cass Information Systems, Inc. ("Cass") or one of its Subsidiaries, you have been granted an Award of Stock Appreciation Rights (also referred to as a "SARs") under the Cass Information Systems, Inc. 2007 Omnibus Incentive Stock Plan (the "Plan"). The SARs give you the opportunity to receive a stock settlement at the time of exercise of the SARs equal to the result of multiplying (a) the excess of the Fair Market Value of a share of Cass common stock on the date of exercise date over the Grant Price by (b) the number of Share equivalents with respect to which the SAR or SARs is or are exercised. This Award is subject to your acceptance of this Award as provided in Section 1 below and the terms and conditions that follow in this Agreement.

The date of the Award evidenced by this Agreement (the "Date of Grant") and the date the SARs expire (the "Expiration Date") are set forth above.

The terms and conditions of this Award, including non-standard provisions permitted by the Plan, are set forth below.

1. Acceptance of SARs. This Award is to be accepted by signing your name on the signature page of two copies of this Agreement and cause them to be delivered to the Vice President - Human Resources of Cass, 13001 Hollenberg Drive, Bridgeton, MO 63044, before 4:30 p.m. Central time on the 30th day after the Date of Grant. If the Vice President - Human Resources does not timely receive your properly signed copies of this Agreement, then, despite anything else provided in this Agreement, this Agreement will be void as if it was never awarded to you and will be of no effect. Your signing and timely delivering the copies of this Agreement will evidence your acceptance of the SARs on the terms and conditions stated in this Agreement.

2. When You Can Exercise the SARs; What You Will Receive Upon Exercise.

      (a) Unless previously forfeited or subject to the other provisions of this Agreement, one third of the SARs subject to this grant shall first be exercisable after the first anniversary of the Date of Grant; the next one third of the SARs shall first become exercisable after the second anniversary of the Date of Grant and the remaining one third of the SARs shall first become exercisable after the third anniversary of the Date of Grant. For purposes of this Agreement, a SAR is "vested" when it becomes exercisable.

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      (b)   Except as otherwise provided in Sections 5 and 6, the SARs shall lapse on the earlier of (i) the Expiration Date or (ii) the tenth anniversary of the Date of Grant.

      (c) SARs shall not become exercisable unless you remain continuously in the employ or service of Cass or of one of its Subsidiaries, except as provided in Sections 5 and 6.

      (d) The right to exercise shall be cumulative. If the full number of SARs available for exercise for a period, as provided in Section 2(a), are not exercised, the balance may be exercised at any time or from time to time thereafter prior to the termination of the SARs. The SARs shall not, however, be exercisable after their expiration as provided in Section 2(b).

      (e) Upon exercise of a SAR evidenced by this Agreement, you shall receive a number of shares of common stock of Cass determined as follows:

            (i) Subtract the Grant Price from the Fair Market Value of a share of Cass common stock on the exercise date.

            (ii) Multiply the amount determined under Subsection 2(e)(i) by the number of SARs being exercised.

            (iii) Divide the product determined under Subsection 2(e)(ii) by the
                  Fair Market Value of a share of Cass common stock on the date of exercise.

            (iv) A number of shares of Cass common stock equal to the result under Subsection 2(e)(iii) shall be transferred to you no later than March 15 of the calendar year immediately following the calendar year in which the SAR is exercised.

            (v) If this computation results in a fractional share of Cass common stock, you shall not receive cash or Cass common stock in lieu of the fractional share.

3. Notice of Exercise. SARs are exercised by delivering a signed Notice of Exercise in the form attached to this Agreement to Cass's Vice President - Human Resources at the office specified in Section 21 below. Delivery of a signed Notice of Exercise constitutes your legally binding irrevocable exercise of the SARs. In the case of any delivery by facsimile transmission, the original Notice of Exercise form shall be promptly forwarded by you by hand delivery or mail to the Vice President - Human Resources of Cass following such facsimile transmission. If a properly signed Notice of Exercise form is not received by Cass's Vice President - Human Resources by the applicable expiration date specified in Sections 2(b), 5 or 6, the notice will be deemed void and of no effect. If notice of exercise of the SARs is given by a person other than you, Cass may require as a condition to exercise of the SARs the submission to Cass of appropriate proof of the right of such person to exercise the SARs. A SAR is deemed to have been exercised on the date on which the Notice of Exercise is received by Cass's Vice President - Human Resources as described above.

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4. Transferability of Your SARs. The SARs shall not be transferable by you other than upon your death pursuant to Beneficiary Designation, your will or the laws of descent and distribution. During your lifetime the SARs shall be exercisable only by you. Any transferred SARs shall continue to be subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Sections 2(b), 5 and 6. Any transfer permitted under this Agreement shall be promptly reported in writing to Cass's Vice President - Human Resources. You may designate a beneficiary or beneficiaries ("Designated Beneficiary or Beneficiaries") on the Designated Beneficiary form attached to this Agreement to receive SARs which are exercisable at the time of your death and which become exercisable on your death. If you do not complete the Beneficiary Designation form or if, after your death, your Designated Beneficiary or Beneficiaries has or have died or cannot be located, your SARs shall be transferred in accordance with your will or, if you have no will, in accordance with the applicable state laws of descent and distribution.

5. Effect of Death, Retirement or Total Disability. If your employment by or service with Cass or one of its Subsidiaries terminates by reason of your death, Retirement or Total Disability or if you die within ninety days of your termination of employment for other than Retirement or Total Disability, all of the SARs, to the extent not previously forfeited, become immediately exercisable in full and non-forfeitable on your death, Retirement or Total Disability and such SARs, including SARs which became exercisable prior to your death, Retirement or Total Disability but are not exercised as of the date of your death, Retirement or Total Disability, shall continue to be exercisable for the lesser of (i) one year from the date of your termination of service or employment on account of your death, Retirement or Total Disability, (ii) one year from your death after termination of employment for a reason other than Retirement or Total Disability or (iii) the remaining term of the SAR. For purposes of this Agreement, "Retirement" or "Retire" means normal or postponed retirement under the Retirement Plan for Employees of Cass Information Systems, Inc.

6. Effect of Other Causes of Termination of Employment or Service.

      (a) If your employment or service with Cass or a Subsidiary terminates other than by reason of your death, Retirement or Total Disability, the SARs shall be exercisable only with respect to the number of Share equivalents which are exercisable on the date of your termination of employment or service and then must be exercised, if at all, within the lesser of (i) ninety days after such severance of employment or (ii) the remaining term of the SAR.

      (b) Notwithstanding anything in this Agreement to the contrary, no SARs, including SARs which become exercisable but are not exercised prior to such termination of service of employment, shall be exercisable after your employment or service with Cass or any Subsidiary is Terminated for Cause, including Termination for Cause after a Change of Control.

7. Transfer of Employment; Leave of Absence. A transfer of your employment from Cass to a Subsidiary or vice versa, or from one Subsidiary to another, without an intervening period, shall not be deemed a termination of employment. If you are granted an authorized leave of absence, you shall be deemed to have remained in (i) the employ of the company by which you are employed or (ii) service as a director of Cass during such leave of absence. Your employment by a Subsidiary shall be considered terminated on the date the company for which you are employed is no longer a Subsidiary of Cass.

8. Change in Control. Except as provided in Section 6(b), all SARs subject to this Agreement shall become fully exercisable on and after a Change in Control.

9. Tax Matters.

      (a) You should consult your tax advisor regarding the tax consequences of receiving the SARs, SARs becoming exercisable and exercising the SARs.

      (b) On exercise of a SAR, Federal income tax withholding (and state and local income tax withholding, if applicable) may be required in respect of taxes on income realized. You agree to deliver to Cass only the amounts the Committee determines should be withheld, provided, however, that you may pay a portion or all of such withholding taxes by (i) electing to have Cass withhold a portion of the shares of Cass stock that would otherwise be delivered to you upon exercise of a SAR or (ii) delivering shares of Cass stock that you have owned for at least six months, in either case, having a Fair Market Value (as of the date that the amount of taxes is to be withheld) in the sum of the amount to be withheld plus reasonable expenses of selling such shares, and provided further that your election shall be irrevocable and subject to the approval of the Committee.

10. Employment and Service Nothing in this Agreement shall confer any right to continue in the employ or other service of Cass or any of its Subsidiaries or limit in any way the right of your employer to change your compensation or other benefits or to terminate your employment or other service with or without cause.

11. Time of Essence. Time is of the essence regarding the delivery of notices under this Agreement. There is no grace period.

12. Binding Effect. This Agreement shall inure to the benefit of and be binding on the parties to this Agreement and their respective heirs, executors, administrators, legal representatives and successors. Without limiting the generality of the foregoing, whenever the term "you" is used in any provision of this Agreement under circumstances where the provision appropriately applies to the heirs, executors, administrators, or legal representatives to whom this Award may be transferred by will or by the laws of descent and distribution, the term "you" shall be deemed to include such person or persons.

13. Plan Provisions Govern.

      (a) This Award is subject to the terms, conditions, restrictions and other provisions of the Plan as if all those provisions were set forth in their entirety in the Agreement. If any provision of this Agreement conflicts with a provision of the Plan, the Plan provision shall control.

      (b) You acknowledge that a copy of the Plan and a prospectus summarizing the Plan was distributed or made available to you and that you were advised to review that material before entering into this Agreement. You waive the right to claim that the provisions of the Plan are not binding on you and your heirs, executors, administrators, legal representatives and successors.

      (c) Capitalized terms used but not defined in this Agreement have the meanings given those terms in the Plan.

      (d) By your signature below, you represent that you are familiar with the terms and provisions of the Plan and hereby accept this Agreement subject to all of the terms and provisions of the Plan. You have reviewed the Plan and this Agreement in their entirety and fully understand all provisions of the Plan and this Agreement. You agree to accept as binding, conclusive and final all decisions and interpretations of the Committee on any questions arising under the Plan or this Agreement.

14. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the state of Missouri despite any laws of that state that would apply the laws of a different state. In the event of litigation arising in connection with this Agreement and/or the Plan, the parties hereto agree to submit to the jurisdiction of state and Federal courts located in the state of Missouri.

15. Severability. If any term or provision of this Agreement, or the application of this Agreement to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, both parties intend for any court construing this Agreement to modify or limit that provision so as to render it valid and enforceable to the fullest extent allowed by law. Any provision that is not susceptible of reformation shall be ignored so as to not affect any other term or provision of this Agreement, and the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

16. Entire Agreement; Modification. The Plan and this Agreement contain the entire agreement between the parties with respect to the subject matter contained in this Agreement and may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided in the Plan, or in this Agreement, as it may be amended from time to time by a written document signed by each of the parties to this Agreement. Any oral or written agreements, representations, warranties, written inducements, or other communications with the respect to the subject matter contained in this Agreement made before the signing of this Agreement shall be void and ineffective for all purposes.

17. Listing: Securities Considerations. Despite anything else in this Agreement, if at any time the Board determines, in its sole discretion, the listing, registration or qualification (or an updating of any such document) of the SARs issuable under this Agreement is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of the SARs, or the removal of any restrictions imposed on such SAR, such SAR shall not be exercisable, in whole or in part, nor the restrictions on the SARs removed, unless such listing, registration, qualifications, consent or approval shall have been effected or obtained free of any conditions not acceptable to Cass.

18. Authority to Receive Payments. Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such payments therefore shall be deemed paid when paid to the conservator of such person's estate or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge Cass and members of the Committee and the Board with respect thereto.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

20. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

21. Notices; Electronic Delivery. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally; mailed by certified or registered mail, return receipt requested and postage prepaid; delivered by a nationally recognized overnight delivery service or sent by facsimile and confirmed by first class mail, to the recipient. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:


      (a)   If to you:             ____________________________________


                                   ____________________________________


                                   ____________________________________

      (b)   If to the Company:     Vice President - Human Resources
                                   Cass Information Systems, Inc.
                                   13001 Hollenberg Drive
                                   Bridgeton, Missouri 63044

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party. You agree, during the term of this Agreement to keep Cass informed of your current mailing address and of receiving written notice from Cass in accordance with this Section 21. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that may be required to be delivered to you (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by Cass. Electronic delivery may be via electronic mail system or by reference to a location on a Cass intranet to which you have access. You hereby consent to any and all procedures Cass has established or may establish for an electronic signature system for delivery and acceptance of any such documents that may be required to be delivered to you, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature.

In Witness Whereof, the parties have caused this Agreement to be signed and delivered as of the day and year first above written.

CASS INFORMATION SYSTEMS, INC.                    PARTICIPANT:


______________________________                    ______________________________
Signature                                         Signature


______________________________                    ______________________________
By:                                               By:


______________________________                    ______________________________
Title:                                            Title:


______________________________                    ______________________________
Date:                                             Date:

                               NOTICE OF EXERCISE

To:

Vice President - Human Resources
Cass Information Systems, Inc. ("Cass")
13001 Hollenberg Dr.
Bridgeton, MO 63044                              Date of Exercise: _____________

This constitutes notice that I elect to exercise my Stock Appreciation Right Award under the Cass Information Systems, Inc. 2007 Omnibus Incentive Stock Plan ("Plan") as follows:

Stock Appreciation Right dated: ..................... __________________________

Number of SARs which are exercised: ................. __________________________

Certificates to be issued in the name of: ........... __________________________

By this exercise, I agree (i) to provide such additional documents as you may require under the terms of the Plan and the Cass Information Systems, Inc. 2007 Omnibus Incentive Stock Plan Stock Appreciation Rights Agreement between Cass and me dated __________, 20____, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Stock Appreciation Right.

Very truly yours,


____________________________________________
Signature


____________________________________________
Print your name

                         CASS INFORMATION SYSTEMS, INC.
                        2007 OMNIBUS INCENTIVE STOCK PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT
                             BENEFICIARY DESIGNATION

To the Vice President - Human Resources of Cass Information Systems, Inc.
("Cass")

Pursuant to the provisions of the Cass Information Systems, Inc. 2007 Omnibus Incentive Stock Plan ("Plan") and the Cass Information Systems, Inc. 2007 Omnibus Incentive Stock Plan Stock Appreciation Rights Agreement ("Agreement") between Cass and me dated __________, 20____, permitting the designation of a Beneficiary or Beneficiaries by a Participant, I hereby designate the following person, persons or trust as primary and secondary Designated Beneficiaries of my benefits under the Agreement payable by reason of my death:

Primary Beneficiary [include address and relationship]:



Secondary Beneficiary [include address and relationship]:



I RESERVE THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION. I HEREBY REVOKE ALL PRIOR DESIGNATIONS (IF ANY) OF PRIMARY BENEFICIARIES AND SECONDARY BENEFICIARIES.

Cass shall cause all SARs to be transferred and exercisable by reason of my death pursuant to the Agreement to and by my Primary Beneficiary, if he, she or it survives me, and if no Primary Designated Beneficiary shall survive me, then to my Secondary Designated Beneficiary, and if no named Designated Beneficiary survives me, then all SARs shall be transferred and be exercisable in accordance with the terms of the Agreement.


_________________________________              _________________________________
Date of this Designation                       Signature of Participant

NOTE: Unless the Participant provides otherwise in completing this Beneficiary Designation, Cass shall transfer, and permit to be exercised, all SARs to be transferred to and exercisable by more than one Designated Beneficiary equally to the living Designated Beneficiaries.

                                    * * * * *

This Beneficiary Designation was received on behalf of Cass this _____ day of ____________, 20____.


                                           By: _________________________________


                                           Title: ______________________________